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                                                                    EXHIBIT 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Irl F. Engelhardt, Chairman and Chief Executive Officer of Peabody Energy Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Peabody Energy Corporation.

Dated:  March 3, 2004

                                         /s/ IRL F. ENGELHARDT
                                         -----------------------------------
                                         Irl F. Engelhardt
                                         Chairman and Chief Executive Officer